SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 2 to
                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  May 14, 1998
                Date of Report (Date of earliest event reported)

                             FIDELITY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

    Nevada                         00029182                 11-3292094
(State or other                  (Commission              (IRS Employer
jurisdiction of                  File Number)           Identification No.)
 incorporation)

                  80-02 Kew Gardens Road, Kew Gardens, NY 11415
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code): 718/520-6500

Item 7. Financial Statements and Exhibits.

            (b) Pro Forma Financial Information.

            1. Unaudited pro forma combined statement of operations for the three months ended March 31, 1998 and unaudited pro forma combined balance sheet as of March 31, 1998.

                            PRO FORMA FINANCIAL DATA

      The following unaudited pro forma combined statements of operations and balance sheets are based on the unaudited historical financial statements of Fidelity Holdings, Inc. and Subsidiaries (the "Company" or "Fidelity"), and on the unaudited combined historical financial statements of the Major Automotive Group ("Major" and "Major Chevrolet, Inc. and Affiliates"). The unaudited combined pro forma balance sheet at March 31, 1998 has been adjusted to give effect to the merger as if it had occurred on that date. The unaudited combined pro forma statement of operations for the three months ended March 31, 1998 has been adjusted to give effect to the merger as if it had occurred on January 1, 1998. In the opinion of management, the unaudited financial statements of the Company and Major include all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the financial position and results of operations for the period.

      These statements are based on available information and certain assumptions which management believes are reasonable. The pro forma combined statement of operations is not necessarily indicative of future operating results or what the Company's results of operations would have been had the combination occurred on January 1, 1998 and, therefore, should not be construed as being representative of future operating results. The pro forma combined statement of operations and balance sheet should be read in conjunction with the audited historical financial statements of the Company and of Major.

                    FIDELITY HOLDINGS, INC. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1998

                                                                    Pro Forma      Pro Forma
                                         Fidelity        Major     Adjustments     Combined
                                        ----------   -----------   -----------    -----------
Revenues:
   Computer products and
        telecommunications equipment    $  331,128   $                            $   331,128
   Automobile dealers                                 33,004,567                   33,004,567
   Leasing income                          165,152                                    165,152
                                        ----------   -----------   ---------      -----------

       Total revenues                      496,280    33,004,567                   33,500,847
                                        ----------   -----------   ---------      -----------

Operating expenses:
   Cost of products sold                   116,698    28,539,651                   28,656,349
   Selling, general and
     administrative expenses
       Products                            219,803                                    219,803
       Leasing                             140,490                                    140,490
       Automobile dealers                              3,513,087       9,375 (a)    3,522,462
   Amortization of intangible assets        84,738                   140,465 (b)      225,203
                                        ----------   -----------   ---------      -----------
                                           561,729    32,052,738     149,840       32,764,307
                                        ----------   -----------   ---------      -----------

Operating income(loss)                     (65,449)      951,829    (149,840)         736,540

Other income (expense)
   Interest expense                        (26,223)     (202,455)   (184,513)(c)     (413,191)
   Interest income                           2,100      --                              2,100
   Other                                                  22,747                       22,747
   Income on joint venture                --                                         --
                                        ----------   -----------   ---------      -----------

Income  before provision for taxes         (89,572)      772,121    (334,353)         348,197

Provision for taxes                        (21,000)       34,400     141,000 (d)      154,400
                                        ----------   -----------   ---------      -----------
Net income                              $  (68,572)  $   737,721   $(475,353)     $   193,797
                                        ==========   ===========   =========      ===========
Net income per common share
   Basic                                $    (0.01)                               $      0.02
                                        ==========                                ===========
   Diluted                              $    (0.01)                               $      0.02
                                        ==========                                ===========
Weighted average number of shares used
 in computing earnings per share
   Basic                                 6,895,700                           (e)    8,695,700
                                        ==========                                ===========
   Diluted                               6,895,700                           (e)    9,791,896
                                        ==========                                ===========

                    FIDELITY HOLDINGS, INC. AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                 March 31, 1998

                                                                                    Pro Forma      Pro Forma
                                                         Fidelity      Major       Adjustments     Combined
                                                       -----------  -----------  -----------      -----------
                        ASSETS
Current Assets:
  Cash and cash equivalents                            $   153,415  $ 2,322,529  $ 7,500,000 (c)  $ 2,475,944
                                                                                  (7,500,000)(a)
  Net investment in direct financing leases, current     1,758,429                                  1,758,429
  Notes receivable - officer shareholder                   150,500      745,738                       896,238
  Accounts receivable                                    1,807,037    4,420,452                     6,227,489
  Inventories                                              118,778   14,879,091                    14,997,869
  Other current assets                                     420,975      222,527                       643,502
                                                       -----------  -----------  -----------      -----------
    Total current assets                                 4,409,134   22,590,337         --         26,999,471

Net investment in direct financing leases,
  net of current portion                                   606,632                                    606,632
Property and equipment, net                              1,154,456      686,704    3,000,000 (a)    4,841,160
Goodwill                                                 2,663,102                 2,250,054 (b)    4,913,156
Other intangible assets                                    419,642                 6,125,000 (b)    6,544,642
Other assets                                                91,061      702,455                       793,516
                                                       -----------  -----------  -----------      -----------
    Total assets                                       $ 9,344,027  $23,979,496  $11,375,054      $44,698,577
                                                       ===========  ===========  ===========      ===========

           LIABILITIES AND STOCKHOLDERS' EQUITY                                                          --
Current Liabilities:
  Accounts payable and customer deposits               $   649,943  $ 3,189,287  $                $ 3,839,230
  Accrued expenses                                         172,717    1,128,947                     1,301,664
  Current maturities of long-term debt                     496,350                   500,000 (c)      996,350
  Deferred revenue                                          48,113                                     48,113
  Due to affiliates                                         99,342                                     99,342
  Notes payable to bank and floor plan liability           250,000   16,345,449                    16,595,449
  Other current liabilities                                              23,274                        23,274
                                                       -----------  -----------  -----------      -----------
    Total current liabilities                            1,716,465   20,686,957      500,000       22,903,422

Long-term debt, less current maturities                    518,521                 7,000,000 (c)    7,518,521
Income taxes - deferred                                    562,000                                    562,000
Other                                                       90,808    1,167,593                     1,258,401
                                                       -----------  -----------  -----------      -----------
    Total liabilities                                    2,887,794   21,854,550    7,500,000       32,242,344

Stockholders' equity Preferred stock, $.01 par value:
    2,000,000 shares authorized
    250,000 shares issued and outstanding                    2,500                                      2,500
  Preferred stock - 1997-MAJOR, $.01 par value:                                        9,000 (a)        9,000
  Common stock, $.01 par value
    50,000,000 shares authorized
    6,895,700 shares issued and outstanding                 68,957                                     68,957
  Common stock - Major, net                                             730,100     (730,100)(a)
Additional paid in capital                               5,414,293      176,700     (176,700)(a)   11,405,293
                                                                                   5,991,000 (a)
Cumulative translation adjustment                              367                                        367
Retained earnings                                          970,116      858,146     (858,146)(a)      970,116

                                                       -----------  -----------  -----------      -----------
    Total stockholders' equity                           6,456,233    1,764,946    4,235,054       12,456,233
                                                       -----------  -----------  -----------      -----------

    Total liabilities and stockholders' equity         $ 9,344,027  $23,619,496  $11,735,054      $44,698,577
                                                       ===========  ===========  ===========      ===========

FIDELITY HOLDINGS, INC. AND SUBSIDIARIES
PRO FORMA COMBINED STATEMENTS

Assumptions Used and Adjustments Made

(a) The merger transaction, which was accounted for as a purchase pursuant to Accounting Principles Board Opinion Number 16, was accomplished by payment of $7,000,000 in cash, the incurrence of $500,000 in merger-related expenses and the issuance of 900,000 shares of the Company's Convertible Preferred Stock ("1997-MAJOR Preferred"). Such shares are convertible, by their terms, into 1,800,000 shares of the Company's Common Stock. Such common shares were valued at $3.33 per share at the time the transaction was agreed to. The valuation was based on fair market value of the Company's freely trading shares and considered such factors as restrictions and blockage. The number of shares was determined, in accordance with the acquisition agreement, as the greater of (i) 1,800,000 shares and (ii) that number of shares of Common Stock that had a market value of $6,000,000. Together, the cash payment plus the 1997-MAJOR Preferred stock and the $500,000 of merger-related expenses, represent a purchase price of $13.5 million. The assets and liabilities of Major were recorded at their historical book value. Since the preponderance of such assets and liabilities are current, primarily cash, receivables, inventories and related liabilities, management believes such book value ($2,124,946 at March 31, 1998) approximates fair market value. The real property, acquired from the principals of Major as part of the transaction, was recorded at its actual cash cost of $3 million. The pro forma statements reflect an assumption that land comprises half of the acquired property and the buildings are being depreciated over their estimated useful lives of forty years.

(b) The excess of cost over net assets acquired of $8,375,054 has been allocated, on a pro forma basis, to customer lists ($2.5 million), franchise rights ($2.2 million) and a long-term favorable lease ($1.7 million), which are being amortized over periods of between seven and thirty years. The balance of the excess of cost over net assets acquired ($2,250,054) has been allocated to goodwill, which is being amortized over twenty-five years. A professional appraisal will be made and, based thereon, the excess of cost over net assets acquired will be reallocated to tangible and intangible assets, if any, and they will be appropriately depreciated and amortized over their estimated useful lives.

(c) The transaction has been financed by Falcon Financial LLC through a loan payable over fifteen years with an interest rate (10.18%) fixed at closing. The pro forma financial statements assume that three monthly payments of principal and interest have been made through March 31, 1998.

(d) Taxes have been provided for the Company at historic rates. Major has historically operated as a Subchapter S Corporation under the provisions of the Internal Revenue Code, wherein the stockholders are required to report taxable income or loss on their personal tax returns and no such taxes are reflected on Major's financial statements. Pro forma taxes have been provided for Major at an estimated effective rate of approximately 35%.

(e) Earnings per share has been calculated based on the weighted average numbers of shares used to calculate Fidelity's historical earnings per share as adjusted for the assumed conversion of the 900,000 shares of 1997-MAJOR Preferred Stock into 1,800,000 shares of Fidelity's Common Stock as of January 1, 1998.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIDELITY HOLDINGS, INC.
                                           (Registrant)


                                           /s/ Bruce Bendell
                                           ----------------------------------
                                           Bruce Bendell, President

Dated: June 18, 1998